Sale of Assets	6 Months Ended
Jun. 30, 2020
Property, Plant and Equipment [Abstract]
Sale of Vessels and Other Assets [Text Block]
Sale of Assets
The Company's unaudited consolidated statements of income (loss) for the three and six months ended June 30, 2020 includes a gain of $3.1 million relating to the completion of the sale of the non-US portion of its ship-to-ship support services business, as well as its LNG terminal management business for proceeds of $27.1 million, including an adjustment of $1.1 million for the final amounts of cash and other working capital present on the closing date. $14.3 million of the total proceeds were received on closing and the remaining $12.7 million was received in July 2020.
As at June 30, 2020, the Company recorded an impairment of $0.7 million on its operating lease right-of-use assets, which were written-down to their estimated fair value.
During the six months ended June 30, 2020, the Company had completed the sale of three Suezmax tankers, two of which were held for sale at the end of the fourth quarter of 2019, with an aggregate gain on sales of $0.1 million. The remaining tanker was sold and delivered to its buyer in the first quarter of 2020 with a net loss on sale of $2.7 million.
As at March 31, 2020, the Company classified one Suezmax tanker as held for sale. The vessel cost, net of the estimated closing cost, was written down by $0.5 million to its estimated sales price. As at June 30, 2020, this vessel no longer met the requirements to be classified as held for sale and the asset was reinstated as held for use. The previous write-down of $0.5 million was reversed when the asset was reinstated as held for use.